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                                 EXHIBIT 10(21)

                   TERMINATION OF CHANGE IN CONTROL AGREEMENT
                   ------------------------------------------

     This Agreement is entered into as of March 27, 2002, between AZZ incorporated (the "Company") and L. C. Martin ("Employee").

     WHEREAS, the parties to this Agreement entered into a Change in Control Agreement (the "Change in Control Agreement") on April 25, 1986, and entered into an amendment to that agreement on May 15, 1992 ("Amendment No. 1 to Change in Control Agreement"); and

     WHEREAS, the parties desire to terminate the Change in Control Agreement, as amended;

     NOW, THEREFORE, in consideration of the premises and agreements made by the Company with regard to the continued employment of Employee, it is agreed that the Change in Control Agreement, as amended, between the Company and Employee is terminated and shall no longer be of any force or effect as of March 27, 2002, the effective date of this Agreement.

     EXECUTED this the 13 day of May, 2002.

                                    AZZ incorporated

                                        /s/ DAVID H. DINGUS
                                    By_______________________________________
                                        David H. Dingus, Its President and
                                        Chief Executive Officer

                                    /s/ L. C. MARTIN
                                    _________________________________________
                                    L. C. Martin